UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                        Date of Report: November 4, 1999

                            THE QUIZNO'S CORPORATION
             (Exact name of registrant as specified in its charter)

             Colorado                000-23174           84-1169286
 (State or other jurisdiction       (Commission        (IRS Employer
        of incorporation)           File Number)     Identification No.)

                  1415 Larimer Street, Denver, Colorado   80202
              (Address of principal executive offices)  (Zip Code)

       Registrant's telephone number, including area code: (303) 291-0999


                                      None
          (Former name or former address, if changes since last report)

     Item 8. Change in Fiscal Year. On November 4, 1999, the Board of Directors of the Registrant approved a change in the date of its fiscal year end from December 31 to September 30. The Registrant's Form 10-KSB covering the transition period from January 1, 1999 to September 30, 1999 will be its first filing with the Commission reflecting such change.

Exhibits

     Exhibit 99.1 Press Release, dated November 9, 1999, announcing that the Registrant has changed the date of its fiscal year end.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                              THE QUIZNO'S CORPORATION

Date: November 9, 1999                        By:  /s/ John L. Gallivan
                                                       John L. Gallivan
                                                       Chief Financial Officer